INTANGIBLE ASSETS, NET	6 Months Ended
Jun. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET	INTANGIBLE ASSETS, NET
Intangible assets included in current assets relate to intangible assets following the completion of the transactions contemplated by the Vessel SPA, the ManCo SPA and related agreements during 2024 and 2023 and are as follows:

	Favorable Contract Intangible Assets	Assembled Workforce	Customer Relationships	Others	As of June 30, 2024	As of December 31, 2023
(in thousands of $)	Note A	Note B	Note B
Cost	18,900	4,600	3,600	2,081	29,181	29,048
Less: Accumulated amortization	(15,135)	(1,840)	(3,600)	(72)	(20,647)	(18,785)
Net book value	3,765	2,760	—	2,009	8,534	10,263
Presented as:
- Current	—	—	—	—	—	825
- Non-current	3,765	2,760	—	2,009	8,534	9,438
	3,765	2,760	—	2,009	8,534	10,263

A.Favorable Contract Intangible Assets

As part of the acquisition of the Original Vessels TFDE LNG carriers pursuant to the Vessel SPA and the four acquired vessels pursuant to the MSA which were both accounted for as asset acquisitions, the Company remeasured the below / above market fair values of the existing associated time charter party (TCP) contracts that were acquired across the fleet in the pooling arrangement at the respective acquisition dates.

The favorable TCP contracts are included under intangible assets and unfavorable TCP contracts are included as liabilities. As of June 30, 2024, the net book value of favorable contract intangible assets, net of $3.8 million is included within "non-current assets". As of December 31, 2023, the net book value of favorable contract intangible assets, net of $4.3 million is included within "non-current assets". The carrying amount of the unfavorable contracts liabilities of $15.4 million and $79.6 million ($17.0 million and $87.4 million as of December 31, 2023) are included within “other current liabilities” (Note 16) and "other non-current liabilities" (Note 17), respectively.

The net amortization income for the six month period ended June 30, 2024 amounted to $9.0 million ($17.6 million for the year ended December 31, 2023), representing $9.5 million amortization income of unfavorable contract liabilities as of June 30, 2024 ($20.6 million as of December 31, 2023) net of $0.5 million amortization expense of favorable contract intangible assets as of June 30, 2024 ($3.0 million as of December 31, 2023). The net amortization income is included in “Amortization of intangible assets and liabilities arising from charter agreements, net” in the unaudited condensed consolidated statements of operations.

B. Assembled Workforce and Customer Relationships

As part of completion of the ManCo SPA, CoolCo purchased Golar's LNGC and FSRU management organization, pursuant to which CoolCo acquired four of Golar's wholly-owned subsidiaries: Cool Company Management Ltd., Cool Malaysia, Cool Croatia and Cool Norway, including employees of these entities and agreements to manage third parties' fleets of LNGCs and FSRUs.
Upon acquisition pursuant to the ManCo SPA on June 30, 2022, we identified "Assembled workforce" as one of the assets acquired in the asset acquisition and recognized it at fair value on the acquisition date. We also identified "Customer relationships" as one of the assets acquired in the asset acquisition and recognized it at fair value on the acquisition date, which is comprised of the management agreements that we acquired to provide commercial and technical vessel management for third party fleets of LNGCs and FSRUs. The net amortization expense for the six month period ended June 30, 2024 amounted to $1.3 million ($2.6 million as of December 31, 2023) and is included within “Depreciation and amortization” in the unaudited condensed consolidated statements of operations. As of June 30, 2024 and December 31, 2023 there were no impairments of intangible assets.